UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under § 240.14a-12

PEOPLESOFT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

As you know, our annual stockholders meeting is this Thursday, March 25. It’s a chance for us to update our stockholders on the company’s 2003 performance, as well as to discuss our plans for 2004.

As part of the meeting, stockholders are asked to vote on certain proposals. If you were a stockholder of record on February 10, 2004, we encourage you to voice your opinion on these proposals by voting your shares using the proxy card enclosed with the PeopleSoft proxy statement. IF YOU DO NOT HAVE A PROXY CARD, YOU CAN USE THE PROXY ATTACHED TO THIS EMAIL. If you have already voted, there is no need to submit another proxy card.

Our Board of Directors encourages you to support PeopleSoft by casting your vote:

FOR all of the Board’s nominees — A. George “Skip” Battle, Craig A. Conway, Frank J. Fanzilli, Jr., and Cyril J. Yansouni; FOR ratification of the Company’s auditors, KPMG; AGAINST Proposal #3 for the expensing of stock options, for the reasons described in our proxy statement.

PeopleSoft’s Board and management appreciate your staying focused and continuing the hard work that has made PeopleSoft the market leader it is today, and thank each of you for your ongoing efforts and support.

If you have specific questions regarding voting your proxy card, or if you are not sure if you were a stockholder of record on February 10, 2004, please contact Georgeson Shareholder Services at 877-305-0269.

TO VOTE:

COMPLETE the proxy card you received from PeopleSoft or print out the proxy attached below and complete it

SIGN the proxy card and, if you are using the proxy card below, clearly print your name next to your signature, as your name appears on your stock certificate(s) or on the account in which your stock is held

DATE the proxy

FAX your completed proxy card to (please do not mail the proxy, it may not be received before the meeting):

Georgeson Shareholder Services
Attn: Collene McPadden
Fax No. 212-440-9009

(See attached file: 32026 PeopleSoft proxy 1 si.pdf)

Important Additional Information

The PeopleSoft Board of Directors is soliciting proxies for use at the 2004 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, to vote in favor of the slate of directors nominated by the Board and to vote on any other matters that properly come before the 2004 Annual Meeting. PeopleSoft has filed a definitive proxy statement on Schedule 14A with the SEC in connection with its solicitation of proxies for the Annual Meeting and will send the 2004 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting.

PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle’s tender offer. PeopleSoft stockholders should read the Schedule 14D-9 and the 2004 Proxy Statement (including any amendments to such documents) because these documents contain important information. The 2004 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC’s website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.

2

PROXY

PEOPLESOFT, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors of PeopleSoft, Inc.

     The undersigned stockholder of PeopleSoft, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 20, 2004, and hereby appoints Kevin T. Parker and Anne S. Jordan, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of PeopleSoft, Inc. to be held on March 25, 2004 at 8:30 a.m. Pacific Time, at the CarrAmerica Conference Center located at 4400 Rosewood Drive, Pleasanton, California 94588, and at any adjournment(s) or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the PeopleSoft Board’s nominees for Class II directors, FOR proposal 2 and AGAINST proposal 3, and otherwise in the discretion of the proxies named above on such other matters as may properly come before the meeting.

Your vote is important. Please vote immediately.
Please mark, sign, date and return your proxy form in the envelope provided.

DETACH HERE

☒	Please mark votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLESOFT, INC.

PeopleSoft’s Board of Directors recommends a vote FOR the election of each of the nominees below.

1.	To elect four (4) Class II directors to serve two-year terms.

Class II Nominees: (01) A. George “Skip” Battle, (02) Craig A. Conway, (03) Frank J. Fanzilli, Jr., and (04) Cyril J. Yansouni.

☐	FOR ALL NOMINEES	☐	WITHHOLD FROM ALL NOMINEES

To withhold authority to vote for one or more of the Class II Nominees, check the “FOR ALL NOMINEES” box and write the nominee(s) name(s) in the space below.

PeopleSoft’s Board of Directors recommends a vote FOR proposal 2.

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment of KPMG, LLP as our independent auditors for the year ending December 31, 2004.	☐	☐	☐

PeopleSoft’s Board of Directors recommends a vote AGAINST proposal 3.

		FOR	AGAINST	ABSTAIN

3.	Stockholder proposal regarding expensing options.	☐	☐	☐

		☐	Mark here for address change and note at left.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at the 2004 Annual Meeting of Stockholders of PeopleSoft, Inc. and any adjournment, postponement, continuation or rescheduling thereof, and hereby grants the proxies named on the front of this card the authority to vote in their discretion upon such other business as may properly come before the 2004 Annual Meeting or any adjournment, postponement, continuation or rescheduling thereof.

Dated:                                                  , 2004

Signature (Please sign exactly as your name appears to the left)

Additional Signature (if held jointly)

Title